MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST    Two World Trade Center

LETTER TO THE SHAREHOLDERS September 30, 1999           New York, New York 10048

DEAR SHAREHOLDER:

The twelve-month period ended September 30, 1999, has been a difficult one for the high-yield bond market, beginning with the fixed-income market's dramatic flight to quality during the second half of 1998. In response to concerns about the rapidly escalating foreign-market crisis and its potential effect on the U.S. economy, investors sought the relative safety of U.S. government securities over more economically sensitive investments such as equities and high-yield bonds. This action resulted in a sharp correction in the high-yield bond market during the second half of 1998. High-yield bond prices declined as much as 15 percent, and yields rose from approximately 9 percent to the 12-percent range. The high-yield market also experienced its own flight to quality during late 1998, with the middle tier of the market (B-rated issues) significantly underperforming the upper tier (BB-rated issues), due to investors' severe risk aversion.

As we proceed through the second half of 1999, the high-yield market has yet to rebound from its woes of late last year. Fears about the foreign-market crisis have now been replaced by concerns over potential inflation and ongoing credit-tightening actions by the Federal Reserve Board. These concerns drove interest rates sharply higher during the first half of 1999, resulting in a very weak fixed-income market environment. While the high-yield market held up better than most other fixed-income markets during the first half of 1999, it clearly remains quite weak, due to the depressed bond market environment that exists today. As a result, as 1999 begins to come to a close, high-yield market yields are approaching their highest and most attractive levels in nearly a decade, providing an unusually large yield advantage over U.S. Treasuries.

PERFORMANCE

During the fiscal year ended September 30, 1999, Morgan Stanley Dean Witter High Income Advantage Trust produced a total return of -10.96 percent, based on a change in net asset value (NAV) and

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST reinvestment of dividends. Based on a change in the Trust's market price on the New York Stock Exchange (NYSE) and reinvestment of dividends, the Trust's total return for the fiscal year was -8.83 percent.

During the twelve-month period ended September 30, 1999, the Trust continued to distribute regular monthly income dividends, at a rate of $0.05 per share. For the fiscal year the Trust's distributions totaled $0.6063 per share, including an extra income dividend of $0.0063 paid per share on December 18, 1998. Beginning with the income dividend payable on October 22, 1999, the Trust's monthly income dividend was lowered to $0.045 per share. The new dividend rate better reflects the earning potential of the Trust's portfolio securities.

PORTFOLIO STRATEGY

During the fiscal year the Trust maintained a position in the more defensive, higher-quality end of the high-yield market, which held up well in this period's volatile environment. Despite these defensive holdings, however, the Trust's more significant, long-term core position in the B-rated sector of the market was sharply affected by 1998's market correction as bond prices declined sharply and yields rose dramatically. In terms of investment strategy we continue to concentrate on industry sectors that have historically proven to be more predictable, recession resistant or growth oriented, such as cable television, cellular communications, food and beverages, media, supermarkets and telecommunications. We believe that these industry groups are poised to perform well over the next year. We also expect to see continued consolidation and merger activity within these industries, which should result in improved credit quality for many of the industries' players. We continue to focus primarily on domestic companies, given the favorable outlook for sustained growth in the U.S. economy, and are avoiding the emerging foreign high-yield markets at this time because of the higher degree of uncertainty and volatility associated with many of these markets over the past few years.

LOOKING AHEAD

Despite the high-yield market's weakness over the past year, we consider today's substantially higher, more attractive yields and significantly discounted bond prices an excellent investment opportunity, particularly given the relatively low-interest-rate environment and the favorable outlook for the economy. Assuming a soft landing in the economy with growth continuing into next year, we would expect the high-yield market to recover, following the lead of the equity markets, which have rebounded sharply over the past nine months. Should this scenario materialize and high-yield bond prices recover, the Trust would participate in today's exceptionally high income levels and may

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST potentially provide a degree of capital appreciation as well. Although the B-rated segment of the market has not been a good investment performer over the past year, we are confident that its attractive yield and appreciation potential remain intact for long-term high-yield investors.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase.

We thank you for your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS September 30, 1999

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (95.0%)
            Aerospace (0.7%)
$  1,000    Sabreliner Corp. - 144A*.............  11.00 %   06/15/08    $   720,000
                                                                         -----------

            Beverages - Non-Alcoholic (1.5%)
   2,000    Sparkling Spring Water (Canada)......  11.50     11/15/07      1,600,000
                                                                         -----------

            Broadcast/Media (1.2%)
     600    Spanish Broadcasting System, Inc. ...  12.50     06/15/02        687,000
     600    Tri-State Outdoor Mediagroup,
            Inc. ................................  11.00     05/15/08        588,000
                                                                         -----------
                                                                           1,275,000
                                                                         -----------
            Cable Television (3.2%)
   2,000    21st Century Telecom Group, Inc. ....  12.25 ++  02/15/08        820,000
   7,000    Australis Holdings Ltd.
            (Australia) (a)......................  15.00 ++  11/01/02        175,000
   1,000    Knology Holdings, Inc. ..............  11.875++  10/15/07        550,000
     200    Optel, Inc. (Series B)...............  13.00     02/15/05        136,000
   2,700    Optel, Inc. (Series B)...............  11.50     07/01/08      1,728,000
                                                                         -----------
                                                                           3,409,000
                                                                         -----------
            Casino/Gambling (3.5%)
   5,500    Aladdin Gaming Capital Corp.
             (Series B)..........................  13.50 ++  03/01/10      2,048,750
   3,000    Fitzgeralds Gaming Corp. (Series
            B) (b)...............................  12.25     12/15/04      1,650,000
                                                                         -----------
                                                                           3,698,750
                                                                         -----------
            Cellular Telephone (1.9%)
     600    American Cellular Corp. .............  10.50     05/15/08        621,000
     600    Clearnet Communications Inc.
            (Canada).............................  14.75 ++  12/15/05        567,000
     600    Dobson/Sygnet Communications.........  12.25     12/15/08        630,000
     500    Dolphin Telecom PLC - 144A* (United
             Kingdom)............................  14.00 ++  05/15/09        202,500
                                                                         -----------
                                                                           2,020,500
                                                                         -----------
            Construction/Agricultural Equipment/Trucks
            (1.3%)
   1,500    J.B. Poindexter & Co., Inc. .........  12.50     05/15/04      1,410,000
                                                                         -----------

            Consumer Electric/Appliances (1.3%)
   9,000    International Semi-Tech
             Microelectronics, Inc.
             (Canada) (a)........................  11.50 ++  08/15/03        450,000
   1,000    Windmere-Durable Holdings, Inc. .....  10.00     07/31/08        960,000
                                                                         -----------
                                                                           1,410,000
                                                                         -----------
            Consumer Specialties (1.7%)
   2,000    Samsonite Corp. .....................  10.75     06/15/08      1,750,000
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Consumer/Business Services (4.7%)
$    600    Anacomp, Inc. (Series B).............  10.875%   04/01/04    $   594,000
   1,156    Comforce Corp. (Series B)............  15.00 +   12/01/09        866,719
   3,000    Comforce Operating, Inc. ............  12.00     12/01/07      2,250,000
   2,600    Entex Information Services, Inc. ....  12.50     08/01/06      1,300,000
                                                                         -----------
                                                                           5,010,719
                                                                         -----------
            Containers/Packaging (3.4%)
     700    Berry Plastics Corp. ................  12.25     04/15/04        710,500
   3,000    Envirodyne Industries, Inc. .........  10.25     12/01/01      2,370,000
     600    Impac Group Inc. (Series B)..........  10.125    03/15/08        534,000
                                                                         -----------
                                                                           3,614,500
                                                                         -----------
            Contract Drilling (1.1%)
   1,900    Northern Offshore ASA (Series B)
             (Norway)............................  10.00     05/15/05      1,159,000
                                                                         -----------
            Diversified Electronic Products
            (0.9%)
   1,000    High Voltage Engineering, Inc. ......  10.50     08/15/04        920,000
                                                                         -----------
            Diversified Manufacturing (4.9%)
     600    Eagle-Picher Industries, Inc. .......   9.375    03/01/08        528,000
   7,050    Jordan Industries, Inc. (Series B)...  11.75 ++  04/01/09      4,582,500
                                                                         -----------
                                                                           5,110,500
                                                                         -----------
            Electronic Distributors (0.3%)
   2,000    CHS Electronics, Inc. ...............   9.875    04/15/05        280,000
                                                                         -----------
            Food Chains (1.9%)
   2,250    Pueblo Xtra International, Inc.
             (Series C)..........................   9.50     08/01/03      2,002,500
                                                                         -----------
            Food Distributors (0.9%)
   1,000    Fleming Companies, Inc. (Series B)...  10.625    07/31/07        927,500
                                                                         -----------
            Hotels/Resorts (2.4%)
   1,000    Epic Resorts LLC (Series B)..........  13.00     06/15/05        865,000
   1,350    Motels of America, Inc. (Series B)...  12.00     04/15/04        735,750
   1,200    Resort At Summerlin (Series B).......  13.00     12/15/07        888,189
                                                                         -----------
                                                                           2,488,939
                                                                         -----------
            Industrial Specialties (1.8%)
     600    Indesco International, Inc. .........   9.75     04/15/08        324,000
     600    International Wire Group, Inc. ......  11.75     06/01/05        613,500
   1,000    Outsourcing Services Group, Inc.
             (Series B)..........................  10.875    03/01/06        925,000
                                                                         -----------
                                                                           1,862,500
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Internet Services (0.8%)
$    900    Cybernet Internet Services - 144A*
             (Units)++...........................  14.00 %   07/01/09    $   886,500
                                                                         -----------

            Media Conglomerates (2.7%)
   2,700    Walt Disney Co. .....................  13.50     03/10/00      2,793,150
                                                                         -----------

            Medical Specialties (2.9%)
   1,200    MEDIQ Inc./PRN Life Support..........  11.00     06/01/08        780,000
   1,000    Universal Hospital Services, Inc.
            (issued 02/26/99)....................  10.25     03/01/08        730,000
   2,000    Universal Hospital Services, Inc.
            (issued 02/25/98)....................  10.25     03/01/08      1,540,000
                                                                         -----------
                                                                           3,050,000
                                                                         -----------
            Medical/Nursing Services (1.7%)
   3,000    Pediatric Services of America, Inc.
             (Series A)..........................  10.00     04/15/08      1,800,000
                                                                         -----------

            Military/Government/Technical (0.5%)
     600    Loral Space & Communications Ltd. ...   9.50     01/15/06        511,500
                                                                         -----------

            Office Equipment & Supplies (1.5%)
   2,000    Mosler, Inc. ........................  11.00     04/15/03      1,600,000
                                                                         -----------

            Oil Refining/Marketing (0.7%)
   3,000    Transamerican Refining Corp. (Series
             B) (a)(b)...........................  16.00     06/30/03        750,000
                                                                         -----------

            Other Telecommunications (9.5%)
   2,000    Birch Telecom Inc. (Units)++.........  14.00     06/15/08      1,980,000
   1,000    DTI Holdings, Inc. - (Series B)......  12.50 ++  03/01/08        350,000
     600    Esprit Telecom Group PLC (United
             Kingdom)............................  10.875    06/15/08        606,000
   2,000    Facilicom International, Inc. (Series
            B)...................................  10.50     01/15/08      1,700,000
   3,400    Firstworld Communications, Inc. .....  13.00 ++  04/15/08      1,734,000
     600    Globenet Comm Group Ltd. - 144A*
             (Bermuda)...........................  13.00     07/15/07        570,000
   1,000    Pac-West Telecomm Inc. - 144A*.......  13.50     02/01/09      1,010,000
   1,000    Primus Telecommunications Group, Inc.
             (Series B)..........................   9.875    05/15/08        875,000
     600    Versatel Telecom BV (Netherlands)....  13.25     05/15/08        600,000
     600    Worldwide Fiber Inc. - 144A*
            (Canada).............................  12.00     08/01/09        585,000
                                                                         -----------
                                                                          10,010,000
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Packaged Goods/Cosmetics (2.2%)
$  2,317    J.B. Williams Holdings, Inc. ........  12.00 %   03/01/04    $ 2,317,000
                                                                         -----------

            Printing/Forms (0.9%)
   1,000    Premier Graphics Inc. ...............  11.50     12/01/05        925,000
                                                                         -----------

            Restaurants (6.7%)
  12,252    American Restaurant Group Holdings,
             Inc. - 144A* (c)....................   0.00     12/15/05      3,859,222
   3,000    FRD Acquisition Corp. (Series B).....  12.50     07/15/04      2,610,000
     600    Friendly Ice Cream Corp. ............  10.50     12/01/07        549,000
                                                                         -----------
                                                                           7,018,222
                                                                         -----------
            Retail - Specialty (0.6%)
     600    Pantry, Inc. ........................  10.25     10/15/07        592,500
                                                                         -----------

            Services To The Health Industry
            (0.6%)
     600    Unilab Corp. ........................  11.00     04/01/06        669,000
                                                                         -----------

            Specialty Foods/Candy (2.5%)
  15,356    SFAC New Holdings Inc. - 144A* (c)...  13.00     06/15/09      2,610,574
                                                                         -----------

            Telecommunication (10.2%)
     600    Caprock Communications Corp. (Series
             B)..................................  12.00     07/15/08        591,000
   1,200    Covad Communications Group, Inc. ....  12.50     02/15/09      1,134,000
   2,000    e.spire Communications, Inc. ........  13.75     07/15/07      1,680,000
   1,000    Focal Communications Corp. (Series
            B)...................................  12.125++  02/15/08        565,000
     600    GST Equipment Funding, Inc. .........  13.25     05/01/07        606,000
     600    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04        633,000
  17,700    In-Flight Phone Corp. (Series
            B) (a)(b)............................  14.00 ++  05/15/02      1,770,000
     600    Level 3 Communications, Inc. ........   9.125    05/01/08        543,000
     600    NextLink Communications, Inc. .......  12.50     04/15/06        636,000
   1,800    Rhythms Netconnection,
            Inc. - 144A*.........................  12.75     04/15/09      1,629,000
   1,000    Talton Holdings, Inc. (Series B).....  11.00     06/30/07        920,000
                                                                         -----------
                                                                          10,707,000
                                                                         -----------
            Telecommunication Equipment (0.3%)
   4,300    FWT, Inc. (a)(b).....................   9.875    11/15/07        344,000
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Wireless Communication (12.1%)
$  4,000    Advanced Radio Telecom Corp. ........  14.00 %   02/15/07    $ 3,600,000
     900    AMSC Aquisition Co., Inc. (Series
            B)...................................  12.25     04/01/08        639,000
     300    Arch Escrow Corp. - 144A*............  13.75     04/15/08        225,000
   8,000    CellNet Data Systems Inc. ...........  14.00 ++  10/01/07      3,120,000
   1,000    Globalstar LP/Capital Corp. .........  11.50     06/01/05        615,000
   1,200    Orbcomm Global LP/Capital (Series
            B)...................................  14.00     08/15/04      1,056,000
   1,600    Paging Network, Inc. ................  10.125    08/01/07        448,000
   2,300    Paging Network, Inc. ................  10.00     10/15/08        644,000
   2,000    USA Mobile Communications Holdings,
             Inc. ...............................  14.00     11/01/04      1,790,000
     600    Winstar Equipment Corp. .............  12.50     03/15/04        615,000
                                                                         -----------
                                                                          12,752,000
                                                                         -----------
            TOTAL CORPORATE BONDS
            (Identified Cost $137,402,311)............................   100,005,854
                                                                         -----------
NUMBER OF
 SHARES
---------
            COMMON STOCKS (d) (0.9%)
            Casino/Gambling (0.0%)
   2,000    Fitzgerald Gaming Corp. ..................................       --
                                                                         -----------

            Cellular Telephone (0.0%)
       1    Price Communication Corp. ................................       --
                                                                         -----------

            Clothing/Shoe/Accessory Stores (0.0%)
 946,890    County Seat Stores, Inc. (c)..............................         8,522
                                                                         -----------

            Hotels/Resorts (0.0%)
   4,000    Motels of America, Inc. - 144A*...........................         1,000
                                                                         -----------

            Medical/Nursing Services (0.6%)
 211,076    Raintree Healthcare Corp. (c).............................       569,950
                                                                         -----------

            Motor Vehicles (0.0%)
     113    Northern Holdings Industrial Corp. (c)*...................       --
                                                                         -----------

            Restaurant (0.0%)
   9,500    American Restaurant Group Holdings, Inc. - 144A*..........         2,375
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
            Specialty Foods/Candy (0.0%)
     835    SFAC New Holdings Inc. (c)*...............................   $       209
 180,000    Specialty Foods Acquisition Corp. - 144A*.................        45,000
                                                                         -----------
                                                                              45,209
                                                                         -----------
            Textiles (0.3%)
 223,846    U.S. Leather, Inc. (c)....................................       279,808
                                                                         -----------

            TOTAL COMMON STOCKS
            (Identified Cost $19,646,949).............................       906,864
                                                                         -----------

            CONVERTIBLE PREFERRED STOCKS (0.0%)
            Oil Refining/Marketing
   5,266    Transcontinental Refining Corp. (Class B)*................           316
   2,896    Transcontinental Refining Corp. (Class C)*................           162
   7,635    Transcontinental Refining Corp. (Class D)*................           405
  15,797    Transcontinental Refining Corp. (Class E)*................           995
                                                                         -----------

            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Identified Cost $1,879)..................................         1,878
                                                                         -----------
NUMBER OF                                                    EXPIRATION
WARRANTS                                                       DATE
---------                                                    ----------
            WARRANTS (d) (0.5%)
            Aerospace (0.0%)
   5,000    Sabreliner Corp. - 144A*......................    04/15/03         50,000
                                                                          -----------

            Casino Gambling (0.0%)
  45,000    Aladdin Gaming Enterprises, Inc. - 144A*......    03/01/10            450
                                                                          -----------

            Hotels/Resorts (0.0%)
   1,000    Epic Resorts LLC - 144A*......................    06/15/05        --
   1,000    Resort At Summerlin - 144A*...................    12/15/07        --
                                                                          -----------
                                                                              --
                                                                          -----------

            Oil Refining/Marketing (0.0%)
   3,000    Transamerican Refining Corp. - 144A*..........    06/30/03        --
                                                                          -----------

            Other Telecommunications (0.5%)
   2,000    Birch Telecom Inc. - 144A*....................    06/15/08        110,000
   5,000    DTI Holdings Inc. - 144A*.....................    03/01/08            100
   3,400    Firstworld Communications, Inc. - 144A*.......    04/15/08        238,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NUMBER OF                                                    EXPIRATION
WARRANTS                                                        DATE         VALUE
--------------------------------------------------------------------------------------
   1,000    Versatel Telecom - 144A* (Netherlands)........    05/15/08    $   125,000
                                                                          -----------
                                                                              473,100
                                                                          -----------
            Wireless Communication (0.0%)
     900    American Mobile Satellite Corp. - 144A*.......    04/01/08         35,550
                                                                          -----------

            TOTAL WARRANTS
            (Identified Cost $133,104).................................       559,100
                                                                          -----------
PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE
---------                                          -------   ----------
            SHORT-TERM INVESTMENT (1.1%)
            REPURCHASE AGREEMENT
$  1,175    The Bank of New York (dated 09/30/99;
             proceeds $1,174,823) (e)
             (Identified Cost $1,174,660)........   5.00 %    10/01/99      1,174,660
                                                                          -----------

            TOTAL INVESTMENTS
            (Identified Cost $158,358,903) (f)............       97.5%    102,648,356

            OTHER ASSETS IN EXCESS OF LIABILITIES.........         2.5      2,669,416
                                                                 -----    -----------

            NET ASSETS....................................      100.0%   $105,317,772
                                                                 =====    ===========


---------------------
 *  Resale is restricted to qualified institutional investors.
 ++  Consists of one or more classes of securities traded together as a unit;
    bonds with attached warrants.
 +  Payment-in-kind security.
 ++  Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b) Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d) Non-income producing securities.
(e) Collateralized by $154,597 Federal Home Loan Bank 5.50% due 08/13/01 valued at $154,049; $425,000 Federal Home Loan Bank 5.315% due 12/23/08 valued at $388,123; $375,000 Federal National Mortgage Association-Single Mortgage 6.80% due 01/10/03 valued at $385,017 and $276,695 Federal National Mortgage Association-Single Mortgage 5.25% due 01/15/03 valued at $271,434.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,899,993 and the aggregate gross unrealized depreciation is $57,610,540, resulting in net unrealized depreciation of $55,710,547.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999

ASSETS:
Investments in securities, at value
 (identified cost $158,358,903).............................  $102,648,356
Interest receivable.........................................     2,860,912
Prepaid expenses and other assets...........................        12,600
                                                               -----------

    TOTAL ASSETS............................................   105,521,868
                                                               -----------

LIABILITIES:
Investment management fee payable...........................        74,855
Accrued expenses and other payables.........................       129,241
                                                               -----------

    TOTAL LIABILITIES.......................................       204,096
                                                               -----------

    NET ASSETS..............................................  $105,317,772
                                                               ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $254,389,602
Net unrealized depreciation.................................   (55,710,547)
Accumulated undistributed net investment income.............     1,749,734
Accumulated net realized loss...............................   (95,111,017)
                                                               -----------

    NET ASSETS..............................................  $105,317,772
                                                               ===========

NET ASSET VALUE PER SHARE,
 30,017,252 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $3.51
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

STATEMENT OF OPERATIONS
For the year ended September 30, 1999

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $ 18,277,427
                                                              ------------

EXPENSES
Investment management fee...................................       892,573
Transfer agent fees and expenses............................       107,057
Professional fees...........................................        67,241
Shareholder reports and notices.............................        39,639
Registration fees...........................................        32,488
Trustees' fees and expenses.................................        20,053
Custodian fees..............................................        14,418
Other.......................................................        12,889
                                                              ------------

    TOTAL EXPENSES..........................................     1,186,358
                                                              ------------

    NET INVESTMENT INCOME...................................    17,091,069
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................    (3,793,847)
Net change in unrealized depreciation.......................   (23,002,126)
                                                              ------------

    NET LOSS................................................   (26,795,973)
                                                              ------------

NET DECREASE................................................  $ (9,704,904)
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                    FOR THE YEAR         FOR THE YEAR
                                                        ENDED                ENDED
                                                   SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income............................     $ 17,091,069         $ 18,805,208
Net realized loss................................       (3,793,847)          (4,246,898)
Net change in unrealized depreciation............      (23,002,126)         (17,566,403)
                                                      ------------         ------------

    NET DECREASE.................................       (9,704,904)          (3,008,093)

Dividends from net investment income.............      (18,199,121)         (19,309,716)
                                                      ------------         ------------

    NET DECREASE.................................      (27,904,025)         (22,317,809)

NET ASSETS:
Beginning of period..............................      133,221,797          155,539,606
                                                      ------------         ------------

    END OF PERIOD
    (Including undistributed net investment
    income of $1,749,734 and $2,857,786,
    respectively)................................     $105,317,772         $133,221,797
                                                      ============         ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust (the "Trust"), formerly High Income Advantage Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1999 aggregated $58,923,080 and $66,118,410, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1999, the Trust had transfer agent fees and expenses payable of approximately $1,600.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,839. At September 30, 1999, the Trust had an accrued pension liability of $51,999 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1997.................................  30,017,252   $300,172    $287,479,138
Reclassification due to permanent book/tax differences......      --          --         (5,722,957)
                                                              ----------   --------    ------------
Balance, September 30, 1998.................................  30,017,252   $300,172    $281,756,181
Reclassification due to permanent book/tax differences......      --          --        (27,666,751)
                                                              ----------   --------    ------------
Balance, September 30, 1999.................................  30,017,252   $300,172    $254,089,430
                                                              ==========   ========    ============

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION          AMOUNT           RECORD             PAYABLE
       DATE            PER SHARE          DATE                DATE
------------------     ---------   ------------------  ------------------
September 28, 1999      $0.045      October 8, 1999     October 22, 1999
October 26, 1999        $0.045      November 5, 1999   November 19, 1999

6. FEDERAL INCOME TAX STATUS

At September 30, 1999, the Trust had a net capital loss carryover of approximately $89,000,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                               AMOUNT IN THOUSANDS
----------------------------------------------------------------------------------
        2000         2001       2002       2003       2005       2006       2007
      ---------    --------   --------   --------   --------   --------   --------
       $23,411       $109     $15,205    $26,684     $6,214    $14,070     $3,307
       =======       ====     =======    =======     ======    =======     ======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $3,716,000 during fiscal 1999.

As of September 30, 1999, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences attributable to an expired net capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $27,666,751.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                             FOR THE YEAR ENDED SEPTEMBER 30
                                                         ------------------------------------------------------------------------
                                                            1999            1998           1997            1996            1995
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period...................  $     4.44       $   5.18       $   5.22       $     5.30       $   5.32
                                                         ----------       --------       --------       ----------       --------

Income (loss) from investment operations:
 Net investment income.................................        0.57           0.62           0.63             0.66           0.61
 Net realized and unrealized gain (loss)...............       (0.89)         (0.72)         --               (0.14)          0.01
                                                         ----------       --------       --------       ----------       --------

Total income (loss) from investment operations.........       (0.32)         (0.10)          0.63             0.52           0.62
                                                         ----------       --------       --------       ----------       --------

Dividends from net investment income...................       (0.61)         (0.64)         (0.67)           (0.60)         (0.64)
                                                         ----------       --------       --------       ----------       --------

Net asset value, end of period.........................  $     3.51       $   4.44       $   5.18       $     5.22       $   5.30
                                                         ==========       ========       ========       ==========       ========

Market value, end of period............................  $     4.25       $   5.25       $   6.25       $     6.00       $   5.75
                                                         ==========       ========       ========       ==========       ========

TOTAL RETURN+..........................................       (8.83)%        (6.52)%        16.26%           15.53%         14.59%

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        1.00%          0.95%          0.92%            0.92%          1.01%

Net investment income..................................       14.36%         12.58%         12.43%           12.50%         11.79%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................    $105,318       $133,222       $155,540         $156,738       $159,167

Portfolio turnover rate................................          51%           105%           124%             117%            63%

---------------------
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Income Advantage Trust (the "Trust"), formerly High Income Advantage Trust, at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 9, 1999

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST

Annual Report
September 30, 1999